BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock California Municipal Bond Fund

(the “Fund”)

Supplement dated November 14, 2014 to

the Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund, each dated September 29, 2014

The Board of Trustees (the “Board”) of BlackRock California Municipal Series Trust recently approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock California Municipal Opportunities Fund” and certain changes to the Fund’s principal investment strategies. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indices against which the Fund compares its performance. These changes will become effective on January 26, 2015. In addition, Fund management has determined to make certain changes to reduce the breakpoint at which the front-end sales charge is reduced or eliminated for purchases of Investor A Shares of the Fund. These changes will become effective on January 16, 2015.

As a result of these changes, the Fund will no longer be required to concentrate its investments in investment grade California municipal bonds and will no longer be required to maintain a weighted average maturity of more than ten years. Instead, the Fund will be able to invest in a broader selection of California municipal bonds, including up to 50% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). Non-investment grade bonds are bonds that, at the time of acquisition, are rated in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings or Ba or lower by Moody’s Investor Service, Inc.) or are determined by Fund management to be of similar quality.

Currently, under normal circumstances, the Fund invests at least 80% of its assets in California municipal bonds. Currently, at least 80% of the Fund’s assets are invested in investment grade securities. Under normal circumstances, the Fund currently maintains a weighted average maturity of more than ten years. When selecting investments for the Fund, Fund management currently considers various factors, including credit quality, yield and maturity. Under its new investment strategies, the Fund will continue to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in California municipal bonds. However, the Fund will no longer be required to invest primarily in investment grade California municipal bonds. Rather, the Fund will have greater flexibility to navigate changing market conditions and diverse interest rate environments by investing across California municipal bond sectors. In addition, rather than maintaining a weighted average maturity of more than ten years, the Fund may invest in bonds without any constraints on maturity. When selecting investments for the Fund, Fund management will consider various factors, including the credit quality of issuers, yield analysis, duration analysis, and call features of the obligations.

The Fund does not currently have a duration policy. Under its new investment strategies, the Fund will continue to have broad flexibility to manage duration, allowing it to seek to manage interest rate risk to achieve the Fund’s objective. Under normal circumstances, the Fund will seek to maintain an average portfolio duration of zero to ten years. The Fund’s average portfolio duration may vary significantly from time to time due to views of management. The Fund will be expected to engage more regularly in transactions in certain derivatives, such as interest rate futures contracts, financial futures contracts and options thereon, for hedging purposes or to seek to enhance returns. The Fund may seek to actively manage interest rate risk through hedging strategies, and may seek to generate yield through liquidity, structure, credit, interest rate and duration strategies.

The current investment strategies of the Fund permit the Fund to invest up to 20% of its assets in non-investment grade bonds. Under its new investments strategies, the Fund may invest up to 50% of its assets in non-investment grade bonds. The Fund’s ability to invest in securities that are not California municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds) will be limited to 20% of the Fund’s assets.

Effective on January 26, 2015, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Name

The BlackRock California Municipal Bond Fund is renamed BlackRock California Municipal Opportunities Fund.

Change in the Fund’s Strategies and Risks

The section of the Summary Prospectus entitled “Key Facts About BlackRock California Municipal Bond Fund—Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Bond Fund—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax.

Municipal bonds also include short-term tax-exempt obligations like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The Fund may invest in both fixed rate and variable rate obligations.

At least 50% of the Fund’s assets will be invested in investment grade securities. Investment grade securities are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. The Fund may invest up to 50% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). Non-investment grade bonds are bonds that, at the time of acquisition, are rated in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings or Ba or lower by Moody’s Investor Service, Inc.) or are determined by Fund management to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The Fund may invest in bonds of any maturity. Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value will fall about 10% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 10% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

The Fund is permitted to engage in transactions in certain derivatives, such as interest rate futures, financial futures contracts and options thereon, for hedging purposes or to seek to enhance returns. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

The Fund may invest up to 20% of its assets in securities that are not California municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).

The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. The Fund may invest in tender option bonds and residual interest tender option bonds and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”). The Fund will look through to the municipal bond underlying a tender option bond trust for purposes of the Fund’s 80% policy.

The Fund may also buy when-issued securities and participate in delayed delivery transactions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of the Summary Prospectus entitled “Key Facts About BlackRock California Municipal Bond Fund—Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Bond Fund—Principal Risks of Investing in the Fund” are amended to add the following:

•	Derivatives Risk—The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional US or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

•	High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

•	Insurance Risk—Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

•	Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•	Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•	Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

•	Taxability Risk—Investments in taxable municipal bonds, U.S. Treasury and Government agency issues, investment grade corporate bonds and taxable money market securities as well as some of the derivatives and other instruments discussed herein will cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. Fund investments may also cause the Fund to recognize taxable ordinary income from market discount. The Fund will report distributions from taxable investment income, from market discount and from realized capital gains as taxable to Fund shareholders. In order for the Fund to be eligible to report distributions of tax-exempt interest income from tax-exempt or municipal securities as tax-exempt income to Fund shareholders, at least half of the Fund’s total assets must be invested in tax-exempt securities as of the end of each calendar quarter. If the Fund did not maintain that level of investment with respect to tax-exempt securities, the Fund would lose the ability to report distributions of tax-exempt interest income as tax-exempt income to Fund shareholders.

The Fund expects to use derivatives for hedging, among other things. The Federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

•	U.S. Government Obligations Risk—Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•	Variable Rate Demand Obligations Risk—Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

•	When-Issued and Delayed Delivery Securities and Forward Commitments Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Process” is deleted in its entirety with respect to the Fund and replaced with the following:

Investment Process

With respect to the California Fund, the investment process begins with bottom-up, fundamental analysis focused on sector and security selection, and then incorporates a macroeconomic framework for evaluating and managing risk, including geographic, technical and economic risk. The California Fund’s investment process is generally expected to place greater emphasis on duration management and capital structure compared to that of a more traditional municipal fixed income fund. California Fund management may, but is not required to, employ hedging techniques in the California Fund.

•	Credit Quality of Issuers—based on bond ratings and other factors, including economic and financial conditions.

•	Yield Analysis—takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•	Duration Analysis—the average portfolio duration of the portfolio will generally be maintained within a range as determined from time to time. Duration is a measure, expressed in years, of the price sensitivity of a bond or a portfolio to changes in interest rates. Factors considered include interest rates, economic environment, Federal Reserve policy, market conditions, and characteristics of a particular security.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—California Fund—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the California Fund will invest at least 80% of its assets in California municipal bonds. This policy is a fundamental policy of the California Fund and may not be changed without a vote of a majority of the California Fund’s outstanding voting securities, as defined in the Investment Company Act. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in California or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

Municipal bonds also include short-term tax-exempt obligations like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The California Fund may invest in both fixed rate and variable rate obligations.

At least 50% of the Fund’s assets will be invested in investment grade securities. Investment grade securities are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. The Fund may invest up to 50% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). Non-investment grade bonds are bonds that, at the time of acquisition, are rated in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings or Ba or lower by Moody’s Investor Service, Inc.) or are determined by Fund management to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The California Fund may invest in bonds of any maturity. Under normal circumstances, the California Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value will fall about 10% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 10% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The California Fund’s average weighted duration may vary significantly from time to time depending on the views of California Fund management.

The California Fund is permitted to engage in transactions in certain derivatives, such as interest rate futures, financial futures contracts and options thereon, for hedging purposes or to seek to enhance returns. The California Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index. The California Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the California Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

The California Fund may invest up to 20% of its assets in securities that are not California municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).

The California Fund may leverage its assets through the use of proceeds received through tender option bond transactions. The California Fund may invest in tender option bonds and residual interest tender option bonds and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”). In a tender option bond transaction, a third party sponsor establishes a special purpose entity, the tender option bond trust (a “TOB Trust”), into which the California Fund transfers municipal bonds or other municipal securities. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Trust Certificates”), which are sold to other third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the California Fund. The California Fund may invest in both TOB Trust Certificates and TOB Residuals. The California Fund will look through to the municipal bond underlying a TOB Trust for purposes of the California Fund’s 80% policy.

The California Fund may also buy when-issued securities and participate in delayed delivery transactions.

The California Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Other Strategies” is amended to delete the following other strategies with respect to the Fund, which will be principal strategies of the Fund: “Derivatives,” “High Yield Bonds,” “Indexed and Inverse Floating Rate Securities,” “Insured Municipal Bonds,” “Private Activity Bonds,” “Variable Rate Demand Obligations,” and “When-Issued and Delayed Delivery Securities and Forward Commitments.”

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Risks—Principal Risks of Investing in the Funds” is amended to add the following principal risks with respect to the Fund:

•

High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

•	Taxability Risk—Investments in taxable municipal bonds, U.S. Treasury and Government agency issues, investment grade corporate bonds and taxable money market securities as well as some of the derivatives and other instruments discussed herein will cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. Fund investments may also cause the Fund to recognize taxable ordinary income from market discount. The Fund will report distributions from taxable investment income, from market discount and from realized capital gains as taxable to Fund shareholders. In order for the Fund to be eligible to report distributions of tax-exempt interest income from tax-exempt or municipal securities as tax-exempt income to Fund shareholders, at least half of the Fund’s total assets must be invested in tax-exempt securities as of the end of each calendar quarter. If the Fund did not maintain that level of investment with respect to tax-exempt securities, the Fund would lose the ability to report distributions of tax-exempt interest income as tax-exempt income to Fund shareholders.

With respect to its investments in tax-exempt or municipal securities, the Fund intends to rely at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

The Fund expects to use derivatives for hedging, among other things. The Federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

•

U.S. Government Obligations Risk—Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

The following risks under the section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Risks” are principal risks of the Fund and are moved to the section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Risks—Principal Risks of Investing in the Funds” with respect to the Fund: “Derivatives Risk,” “Insurance Risk,” “Junk Bonds Risk,” “Leverage Risk,” “Liquidity Risk,” “Variable Rate Demand Obligations Risk,” and “When-Issued and Delayed Delivery Securities and Forward Commitments Risk.”

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Risks” is amended to delete the following other risks with respect to the Fund: “Indexed and Inverse Securities Risk” and “Taxability Risk.”

Change in the Fund’s Performance Information and Benchmarks

The section of the Summary Prospectus entitled “Key Facts About BlackRock California Municipal Bond Fund—Performance Information” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Bond Fund—Performance Information” are supplemented as follows:

The Fund’s Annual Total Returns prior to January 26, 2015 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock California Municipal Bond Fund.”

Effective as of January 26, 2015, the S&P® California Municipal Bond Index replaced the Custom California Index as a performance benchmark against which the Fund measures its performance. Fund management believes that the S&P® California Municipal Bond Index is more relevant to the Fund’s new investment strategies.

Change in the Fund’s Portfolio Management Team

The section of the Summary Prospectus entitled “Key Facts About BlackRock California Municipal Bond Fund—Portfolio Managers” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Bond Fund—Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Theodore R. Jaeckel, Jr., CFA	2006	Managing Director of BlackRock, Inc.
Walter O’Connor, CFA	1993	Managing Director of BlackRock, Inc.
Peter Hayes	2015	Managing Director of BlackRock, Inc.
James Pruskowski	2015	Managing Director of BlackRock, Inc.
Michael Kalinoski, CFA	2015	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—About the Portfolio Management Team of the California Fund” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA, Peter Hayes, James Pruskowski, and Michael Kalinoski, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund—Portfolio Manager Information” for additional information on the portfolio management team.

The section of the Prospectus entitled “Management of the Funds—Portfolio Manager Information—California Fund” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	1993	Managing Director of BlackRock, Inc. since 2006.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Peter Hayes, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2006; Head of Municipal Bonds within BlackRock Fixed Income Portfolio Management Group since 2006.
James Pruskowski, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2006.
Michael Kalinoski, CFA, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2006.

Effective on January 16, 2015, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Initial Sales Charge Breakpoints for Investor A Shares

Footnote 1 to the Fund’s fee table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts About BlackRock California Municipal Bond Fund—Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Bond Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

1 A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

The “Share Classes at a Glance” chart in the section of the Prospectus entitled “Account Information —How to Choose the Share Class that Best Suits Your Needs” is amended to delete the row captioned “Deferred Sales Charge?” applicable to Investor A Shares, and to replace it with the following:

Investor A

Deferred Sales Charge?	No. (May be charged for purchases of $1 million ($250,000 for the California Fund) or more that are redeemed within 18 months).

The chart in the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor A Shares—Initial Sales Charge Option” solely with respect to the Fund is replaced with the following:

California Fund

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]	If you invest $250,000 or more in Investor A Shares of the California Fund, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 or more in Investor A Shares of the New Jersey Fund or the Pennsylvania Fund or $250,000 or more in Investor A Shares of the California Fund, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

Effective on January 26, 2015, the following changes are made to the Fund’s Statement of Additional Information:

Change in the Fund’s Name

The BlackRock California Municipal Bond Fund is renamed BlackRock California Municipal Opportunities Fund.

Change in the Fund’s Strategies and Risks

The first paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

The investment objective of each of the California Fund, the New Jersey Fund and the Pennsylvania Fund is to provide shareholders with income exempt from Federal income taxes and California personal income taxes,

New Jersey personal income taxes or Pennsylvania personal income taxes, respectively. The investment objective of each Fund is a fundamental policy of the respective Fund and may not be changed without the approval of a majority of such Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended, (the “Investment Company Act”). The California Fund seeks to achieve its investment objective by investing primarily in a portfolio of obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, and interest on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes and exempt from California personal income taxes. Each of the New Jersey Fund and the Pennsylvania Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of New Jersey and Pennsylvania, respectively, their respective political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, and interest on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes and exempt from New Jersey personal income taxes and Pennsylvania personal income taxes, respectively. Obligations the interest on which is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Bonds.” Obligations the interest on which, in the opinion of bond counsel of the issuer, is excludable from gross income for Federal income taxes and exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income tax are referred to as “California Municipal Bonds,” “New Jersey Municipal Bonds” or “Pennsylvania Municipal Bonds,” respectively. Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds, New Jersey Municipal Bonds and Pennsylvania Municipal Bonds. Municipal Bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes.

The last sentence of the third paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

A Fund may realize capital gains that will constitute taxable income.

The fifth paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

Certain instruments in which a Fund may invest may be characterized as derivative instruments. The California Fund is authorized to engage in transactions in certain derivatives, such as interest rate futures contracts, financial futures contracts and options thereon, for hedging purposes or to seek to enhance returns. The California Fund may seek to actively manage interest rate risk through hedging strategies, and may seek to generate yield through liquidity, structure, credit, interest rate and duration strategies. The New Jersey Fund and the Pennsylvania Fund are authorized to engage in transactions in financial futures contracts and options thereon only for hedging purposes. Each Fund is also authorized to invest in indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, both for hedging purposes and to seek to enhance income. The Funds may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution (“Participating VRDOs”). The Funds’ hedging strategies are not fundamental policies and may be modified by the Trustees of the Trusts without the approval of shareholders.

The second sentence of the sixth paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

In such instances, the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

The seventh paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

The New Jersey Fund and the Pennsylvania Fund ordinarily do not intend to realize investment income that is not excludable from gross income for Federal income tax purposes and exempt from New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable. The California Fund, and to the extent that suitable New Jersey Municipal Bonds or Pennsylvania Municipal Bonds are not available for investment, the New Jersey Fund and the Pennsylvania Fund, respectively, may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes, but not exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof that are believed to pay interest that is excludable from gross income for Federal income tax purposes and/or exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing an interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in California Municipal Bonds, New Jersey Municipal Bonds or Pennsylvania Municipal Bonds, as applicable, or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Funds’ investment objectives and policies, Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds,” Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from California personal income taxes will be considered “California Municipal Bonds,” Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from Pennsylvania personal income taxes will be considered “Pennsylvania Municipal Bonds.” Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

The section of the Statement of Additional Information entitled “Investment Objectives and Policies —California Fund” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its assets in California Municipal Bonds. At least 50% of the Fund’s assets will be invested in investment grade securities. Investment grade securities are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 50% of its assets in non-investment grade bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund may invest in bonds of any maturity. Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value will fall about 10% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 10% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

Effective on January 16, 2015, the following changes are made to the Fund’s Statement of Additional Information:

Change in the Fund’s Initial Sales Charge Breakpoints for Investor A Shares

The tenth paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons” is deleted in its entirety and replaced with the following:

With respect to the BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust and BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, the placement fees may be up to the following amounts:

$250,000 but less than $4 million	1.00%
$4 million but less than $10 million	0.50%
$10 million and above	0.25%

The first two sentences of the second paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Other” are deleted in their entirety and replaced with the following:

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust and BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A Shares, you may not pay an initial sales charge. However, if you redeem your Investor A Shares within eighteen months after purchase, you may be charged a deferred sales charge.

The third paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Other” is deleted in its entirety and replaced with the following:

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust and BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Shareholders should retain this Supplement for future reference.

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